EXHIBIT 99.1

                           Joint Filing Agreement

         The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any subsequent amendments thereto), relating to the common stock, par value $0.01 per share, of Interstate Hotels & Resorts, Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated: August 9, 2002


                                        CGLH Partners I LP


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        CGLH Partners II LP


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        LB Interstate GP LLC


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        LB Interstate LP LLC


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        PAMI LLC


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        Property Asset Management Inc.


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        Lehman ALI Inc.


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        Lehman Brothers Holdings Inc.


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        MK/CG GP LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        MK/CG LP LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        CG Interstate Associates LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        Continental Gencom Holdings, LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        KFP Interstate Associates, LLC


                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name: Jaffer Khimji
                                           Title: Authorized Signatory



                                        KFP Interstate, LLC


                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name: Jaffer Khimji
                                           Title: Authorized Signatory



                                        Grosvenor, LC


                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name: Jaffer Khimji
                                           Title: Authorized Signatory



                                        Quadrangle Trust Company (BVI) Limited
                                          as trustee of The Newlyn Trust


                                        By: /s/ Nicholas Lane
                                           --------------------------------
                                           Name: Nicholas Lane
                                           Title: Director



                                        KFP Holdings, Ltd.


                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name: Jaffer Khimji
                                           Title: Authorized Signature



                                        Sherwood M. Weiser

                                        /s/ Sherwood M. Weiser
                                        -----------------------------------



                                        Donald E. Lefton

                                        /s/ Donald E. Lefton
                                        -----------------------------------



                                        Karim Alibhai

                                        /s/ Karim Alibhai
                                        -----------------------------------